UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2007

                     INTERDIGITAL COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                     1-11152              23-1882087
 (State or Other Jurisdiction           (Commission        (I.R.S. Employer
      of Incorporation)                 File Number)     Identification Number)

                                781 Third Avenue
                         King of Prussia, PA 19406-1409
                    (Address of Principal Executive Offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.  Appointment of Certain Officers

         On January 15, 2007, the Executive Committee of the Board of Directors of InterDigital Communications Corporation (the "Company") voted to elect Richard Brezski as Chief Accounting Officer of the Company. Mr. Brezski, age 34, has served as Controller of the Company since May 2003. Prior to joining the Company as Controller, Mr. Brezski served as a manager in the business assurance practice of PricewaterhouseCoopers for over six years.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTERDIGITAL COMMUNICATIONS CORPORATION


                                   By: /s/ Richard J. Fagan
                                      ------------------------------------------
                                      Richard J. Fagan
                                      Chief Financial Officer

Date: January 17, 2007